SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2008

MERRILL LYNCH DEPOSITOR, INC.
(on behalf of PREFERREDPLUS TRUST SERIES GRC-1)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31587 (Commission File Number)	13-3891329 (I. R. S. Employer Identification No.)

World Financial Center, New York, New York (Address of principal executive offices)	10080 (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

        Not applicable.

Section 2. Financial Information

        Not applicable.

Section 3. Securities and Trading Markets

        Not applicable.

Section 4. Matters Related to Accountants and Financial Statements

        Not applicable.

Section 5. Corporate Governance and Management

        Not applicable.

Section 6. Asset-Backed Securities

        Not applicable.

Section 7. Regulation FD

        Not applicable.

Section 8. Other Events

Item 8.01 Other events

99.1	Distribution to holders of the PreferredPLUS Trust Certificates Series GRC-1 on April 15, 2008.

                On March 14, 2008, we received a notice of exercise from the holder of the call warrants for PPLUS Trust Certificates Series GRC-1, which specified that the call warrant holder intended to exercise its warrants in full and call all outstanding trust certificates. On April 15, 2008, the exercise date of the call warrants, we received aggregate proceeds of $40,275,781.25 (representing, with respect to the trust certificates, $38,750,000 with respect to the principal amount and $1,525,781.25 with respect to the interest amount). We subsequently distributed, on April 15, 2008, to holders of the trust certificates, the amounts stated above.

                Although we have no reason to believe the information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer’s Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

        Not Applicable.

(b)	Pro forma financial information.

        Not Applicable.

(c)	Shell company transactions.

        Not Applicable.

(d)	Exhibits.

99.1	Trustee’s report in respect of the April 15, 2008 distribution to holders of the PreferredPLUS Trust Certificates Series GRC-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

By:	/s/ Ronald Monaco
Name:	Ronald Monaco
Title:	Vice-President

EXHIBIT INDEX

99.1	Trustee’s report in respect of the April 15, 2008 distribution to holders of the PreferredPLUS Trust Certificates Series GRC-1.